UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2016

KBS REAL ESTATE INVESTMENT TRUST II, INC.
(Exact Name of Registrant as Specified in Its Charter)
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Maryland	000-53649	26-0658752
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Newport Center Drive, Suite 700
Newport Beach, California 92660
(Address of principal executive offices)

Registrant’s telephone number, including area code: (949) 417-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
On December 20, 2016, KBS Real Estate Investment Trust II, Inc. (the “Company”) approved recommending to its stockholders that they reject a mini-tender offer made by Coastal Realty Business Trust, an affiliate of MacKenzie Capital Management, LP, for up to 1,000,000 shares of the Company’s common stock, which is approximately 0.54% of the outstanding shares. The Company anticipates commencing distribution to its stockholders of the response containing this recommendation, appearing as Exhibit 99.1, on January 3, 2017.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Ex.	Description
99.1	KBS Real Estate Investment Trust II, Inc. Response to Mini-Tender Offer

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS REAL ESTATE INVESTMENT TRUST II, INC.

Dated: December 23, 2016	BY:	/s/ JEFFREY K. WALDVOGEL
Jeffrey K. Waldvogel
Chief Financial Officer